Exhibit 10.4.1
[MIDA LETTERHEAD]
Our Ref	:	130/38320/1556/0010ACI
Date	:	21 July, 2005
Managing Director,
Komag USA (Malaysia) Sdn.
Bayan Lepas Free Trade Zone,
Phase III, 11900 Pulau Pinang
Dear Sir:
     Application for:-
(i)	Reducing the period of current tax exemption approved to the projects located at Bayan Lepas Free Trade Zone, Phase III, Pulau Pinang (KM1) and Bayan Lepas Free Trade Zone, Phase IV, Pulau Pinang (KM3)

(ii)	Extension of Tax Exemption for ten (10) years under Section 127, the Income Tax Act, 1967 at Bayan Lepas Free Trade Zone, Phase III, Pulau Pinang (KM1), Bayan Lepas Free Trade Zone, Phase IV, Pulau Pinang (KM3), Sama Jaya Free Industrial Zone, Kuching, Sarawak (KSO) and Pasir Gudang Industrial Zone, Johor Darul Takzim (KJO)

(iii)	Tax Exemption for ten (10) years to manufacture silicon ingots and wafers for solar applications at Sama Jaya Free Industrial Zone, Kuching, Sarawak (KSO)

I refer to your application received on 6 June, 2005 regarding the above.
2.	I wish to inform you that the Hon. Minister of Finance has approved as follows:
(i)	To reduce the period of current tax exemption under Section 127, the Income Tax Act, 1967, until 31 December 2006 for:-
(a)	The manufacture of thin-film magnetic disks using Advanced Multi-layer Longitudinal Magnetic Recording (LMR) technology and Perpendicular Multi-layer Magnetic Recording (PMR)

LEMBAGA KEMAJUAN PERINDUSTRIAN MALAYSIA
(Malaysian Industrial Development Authority)
Blok 4, Plaza Sentral, Jalan Stesen Sentral 5, Kuala Lumpur Sentral, 50470 Kuala Lumpur,
P.O. Box 10618, 50720 Kuala Lumpur,
Telefon: 603-2267 3633, 603-2274 3633  Fax: 603-2274 7970
E-mail: mida@mida.gov.my
http://www.mida.gov.my

technology; including plated substrates, plated polished substrates, textured disks and metalized glass disks at Bayan Lepas Free Trade Zone, Phase III, Pulau Pinang (KM1). (The earlier tax exemption period for this project is from 1 July 2003 to 30 June 2011).

(b)	The manufacture of thin-film magnetic disks, textured disks and metalized glass disks at Bayan Lepas Free Trade Zone, Phase IV, Pulau Pinang (KM3). The earlier tax exemption period for this project is from 1 January 1999 to December 2008.
(ii)	Extension of tax exemption for ten (10) years under Section 127, the Income Tax Act, 1967 for manufacture of the following products effective from 1 January, 2007:-
(a)	Thin-film magnetic disks using Advanced Multi-layer Longitudinal Magnetic Recording (LMR) technology and Perpendicular Multi-layer Magnetic Recording (PMR) technology; including plated substrates, plated polished substrates, textured disks and metalized glass disks at Bayan Lepas Free Trade Zone, Phase III, Pulau Pinang (KM1).

(b)	Thin-film magnetic disks, textured disks and metalized glass disks at Bayan Lepas Free Trade Zone, Phase IV, Pulau Pinang (KMS).

(c)	Thin-film magnetic disks, plated polished substrates and aluminium substrates at Sama Jaya Free Industrial Zone, Kuching, Sarawak (KSO).

(d)	Plated polished substrates, plated substrates and aluminium substrates at Pasir Gudang Industrial Zone, Johor Darul Takzim (KJO).
(iii)	Tax exemption for ten (10) years under Section 127, the Income Tax Act, 1967 to manufacture silicon ingots and wafers for solar applications at Sama Jaya Free Industrial Zone, Kuching, Sarawak (KSO).
3. The approvals as mentioned in para 2(ii) and (iii) are subject to the following conditions:
(i)	Total additional investment in fixed assets excluding land must be at least RM1,100 million within a period of 3 years starting from 1 July, 2005 to 30 June, 2008 as proposed.

(ii)	The percentage of R&D expenditure to gross sales should be at least 1% on an annual basis.

(iii)	The percentage of science and technical staff having degrees or diplomas with a minimum of 5 years working experience in related fields should comprise at least 7% of the company’s total workforce; and

(iv)	The sales of plated substrates, plated polished substrates and aluminium substrates to other companies excluding those for use by Komag USA (Malaysia) Sdn. should not exceed 20% of the total sales of thin-film magnetic disks, plated substrates, plated polished substrates, textured disks, aluminium substrates and metalized glass disks.
You are required to submit a report on the progress of the implementation of the project to MIDA.
4. The implementation of tax exemption approval under Section 127, the Income Tax Act, 1967 is in accordance with the guidelines under the Promotion of Investment Act, 1986.
Thank you.
Yours sincerely,
/s/ Datuk R. Karunakaran
(DATUK R. KARUNAKARAN)
Director General
Malaysian Industrial Development Authority

c.c.	Secretary General
Ministry of International Trade and Industry
(Attention: Director, Industrial Division)

Secretary General
Ministry of Finance
(Attention: Secretary, Tax Division)

Director General
Inland Revenue Authority

General Manager
Penang Development Council

Permanent Secretary
Ministry of Industrial Development
Sarawak

General Manager
Johor Corporation

Director
MIDA Regional Office, Penang

Director
MIDA Regional Office, Sarawak

Director
MIDA Regional Office, Johor

Director
Industry Services Division, MIDA